UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22056

John Hancock Tax-Advantaged Global Shareholder Yield Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock INVESTMENTS

John Hancock

Tax-Advantaged Global Shareholder Yield Fund

Annual Report
10.31.13

Ticker | **HTY**

Management’s discussion of
Fund performance

Epoch Investment Partners, Inc. and Analytic Investors, LLC

Developed-market stocks climbed sharply during the period, supported by ongoing accommodative monetary policies in the United States and Europe, as well as initiatives in Japan to combat economic stagnation. Economic growth in developed markets was generally poor during the initial months of the period. However, the economies of many European nations began to recover during the latter months of the period. All 10 sectors represented in the MSCI World Index produced positive results.

For the 12 months ended October 31, 2013, John Hancock Tax-Advantaged Global Shareholder Yield Fund posted a total return of 15.01% at closing net asset value (NAV) and 13.78% at closing market price. The difference in the fund’s performance at NAV and its performance at market price stems from the fact that the market share price is subject to the dynamics of secondary market trading, which causes it to trade at a discount or a premium to the fund’s NAV at any given time. By comparison, the MSCI World Index posted a return of 26.48%.

The fund provided strong absolute returns but lagged its benchmark in a fast-rising market. Significant detractors to the fund’s results relative to its benchmark included a larger-than-index position in the lagging utilities sector and our stock selection in telecommunication services. An underweight in consumer discretionary stocks further detracted from results.

The options component of the fund’s investment strategy was down approximately 4.6% and detracted from the fund’s performance.

Among the contributors to relative results were the fund’s holdings in industrials and materials.

This commentary reflects the views of the management team through the end of the period discussed in this report. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Tax changes — In prior years, certain dividends paid by the fund were generally taxed to individuals at a rate of 15%. For tax years beginning after December 31, 2012, the maximum tax rate for individuals with respect to such dividend income has increased to 20%. In addition, for those tax years, an additional 3.8% Medicare tax applies to such dividend income, for a total maximum rate of 23.8%.

Past performance is no guarantee of future results.

Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging and other strategic transactions may increase volatility of a fund and, if the transaction is not successful, could result in losses. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors. The distribution rate and income amounts reflect past amounts distributed and may not be indicative of future rates or income amounts. The distribution amounts paid by the fund generally depend on the amount of income and/or dividends received by the fund’s investments. The fund may not be able to pay distributions or may have to reduce its distribution level if the amount of such income and/or dividends received from its investment declines. Therefore, distribution rates and income amounts can change at any time. For additional information on these and other risk considerations, please see the fund’s prospectus.

6	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Portfolio summary

Top 10 Holdings (26.5% of Net Assets on 10-31-13)[1,2]

Vinci SA	3.5%	Total SA	2.4%

GlaxoSmithKline PLC	3.3%	Lorillard, Inc.	2.2%

BAE Systems PLC	3.2%	Imperial Tobacco Group PLC	2.2%

Royal Dutch Shell PLC, ADR	2.9%	Deutsche Telekom AG	2.0%

Reynolds American, Inc.	2.8%	National Grid PLC	2.0%

Sector Composition[1,3]

Consumer Staples	16.4%	Financials	7.3%

Utilities	16.2%	Consumer Discretionary	5.7%

Industrials	12.6%	Information Technology	4.0%

Telecommunication Services	11.9%	Materials	3.6%

Health Care	10.6%	Short-Term Investments & Other	3.4%

Energy	8.3%

Top 10 Countries (96.5% of Net Assets on 10-31-13)[1,2,3]

United States	43.3%	Switzerland	3.5%

United Kingdom	20.3%	Netherlands	2.9%

France	10.8%	Canada	2.4%

Germany	6.5%	Italy	1.8%

Australia	4.5%	Norway	0.5%

1 As a percentage of net assets on 10-31-13.
2 Cash and cash equivalents not included.
3 International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. These risks are more significant in emerging markets. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	7

Fund’s investments

As of 10-31-13

	Shares	Value

Common Stocks 95.8%		$114,663,302

(Cost $101,729,983)

Australia 4.5%		5,412,437

BHP Billiton, Ltd.	43,750	1,547,927

Commonwealth Bank of Australia	13,162	945,969

Telstra Corp., Ltd.	416,800	2,040,820

Westpac Banking Corp.	27,100	877,721

Canada 2.4%		2,874,909

BCE, Inc.	1,000	43,514

Rogers Communications, Inc., Class B	18,800	853,226

Shaw Communications, Inc., Class B	82,700	1,978,169

France 10.8%		12,938,174

Electricite de France SA	51,000	1,786,917

Sanofi	6,850	732,474

SCOR SE	36,300	1,282,894

Total SA	46,900	2,876,542

Vinci SA	64,600	4,143,129

Vivendi SA	83,480	2,116,218

Germany 6.5%		7,769,006

BASF SE	9,530	991,279

Daimler AG	20,500	1,681,829

Deutsche Post AG	31,200	1,055,823

Deutsche Telekom AG	155,640	2,452,480

Muenchener Rueckversicherungs AG	7,600	1,587,595

Italy 1.8%		2,117,942

Terna Rete Elettrica Nazionale SpA	427,900	2,117,942

Netherlands 2.9%		3,431,657

Royal Dutch Shell PLC, ADR (C)	51,480	3,431,657

Norway 0.5%		593,704

Orkla ASA	73,300	593,704

Philippines 0.1%		151,484

Philippine Long Distance Telephone Company, ADR (C)	2,290	151,484

Switzerland 3.5%		4,133,967

Nestle SA	12,900	931,715

Novartis AG	8,700	674,401

Roche Holdings AG	2,500	690,796

Swisscom AG	3,600	1,837,055

8	Tax-Advantaged Global Shareholder Yield Fund | Annual report	See notes to financial statements

	Shares	Value
United Kingdom 20.3%		$24,294,225

AstraZeneca PLC, ADR (C)	41,350	2,185,761

BAE Systems PLC	529,000	3,852,966

British American Tobacco PLC	16,900	930,873

Centrica PLC	228,700	1,297,891

Compass Group PLC	45,100	648,559

Diageo PLC, ADR	4,800	612,432

GlaxoSmithKline PLC	151,100	3,978,179

Imperial Tobacco Group PLC	70,200	2,626,020

National Grid PLC	194,300	2,448,024

Severn Trent PLC	35,100	1,044,959

United Utilities Group PLC	131,600	1,483,404

Vodafone Group PLC	662,900	2,441,259

WM Morrison Supermarkets PLC	165,000	743,898

United States 42.5%		50,945,797

AbbVie, Inc.	25,200	1,220,940

Altria Group, Inc. (C)	58,200	2,166,786

Ameren Corp. (C)	59,000	2,134,620

Apple, Inc.	1,900	992,465

Arthur J. Gallagher & Company (C)	15,350	728,358

AT&T, Inc. (C)	28,500	1,031,700

Automatic Data Processing, Inc. (C)	16,030	1,201,769

Bristol-Myers Squibb Company (C)	16,200	850,824

CME Group, Inc. (C)	20,160	1,496,074

ConocoPhillips (C)	24,600	1,803,180

Diamond Offshore Drilling, Inc. (C)	28,875	1,788,229

Dominion Resources, Inc. (C)	24,300	1,549,125

Duke Energy Corp. (C)	18,550	1,330,592

E.I. du Pont de Nemours & Company	11,350	694,620

Emerson Electric Company	13,600	910,792

Integrys Energy Group, Inc. (C)	2,500	146,700

Johnson & Johnson	10,200	944,622

Kimberly-Clark Corp.	15,200	1,641,600

KLA–Tencor Corp.	15,300	1,003,680

Lockheed Martin Corp. (C)	16,250	2,166,775

Lorillard, Inc. (C)	52,650	2,685,677

Mattel, Inc. (C)	10,640	472,097

McDonald’s Corp.	7,900	762,508

Merck & Company, Inc. (C)	30,100	1,357,209

Microchip Technology, Inc. (C)	22,123	950,404

Microsoft Corp.	19,500	689,325

PepsiCo, Inc. (C)	8,580	721,492

Philip Morris International, Inc. (C)	21,500	1,916,080

PPL Corp. (C)	62,600	1,917,438

R.R. Donnelley & Sons Company (C)	64,100	1,190,337

Regal Entertainment Group, Class A (C)	69,130	1,314,161

Reynolds American, Inc. (C)	65,190	3,348,810

SCANA Corp. (C)	23,300	1,086,479

TECO Energy, Inc. (C)	56,600	971,822

See notes to financial statements	Annual report | Tax-Advantaged Global Shareholder Yield Fund	9

		Shares	Value
United States (continued)

The Coca-Cola Company		16,600	$656,862

The Dow Chemical Company (C)		27,800	1,097,266

Vectren Corp. (C)		2,700	94,284

Verizon Communications, Inc. (C)		24,280	1,226,383

Waste Management, Inc. (C)		41,440	1,804,298

Wells Fargo & Company		20,600	879,414

Preferred Securities 0.8%			$959,596

(Cost $854,267)

United States 0.8%			959,596

MetLife, Inc., Series B, 6.500% (C)		38,600	959,596

	Yield (%)	Par value	Value

Short-Term Investments 2.0%			$2,461,155

(Cost $2,461,155)

Money Market Funds 1.5%			1,772,155

State Street Institutional Treasury Money
Market Fund	0.0000 (Y)	$1,772,155	1,772,155

		Par value	Value
Repurchase Agreement 0.5%			$689,000

Repurchase Agreement with State Street Corp. dated 10-31-13 at
0.000% to be repurchased at $689,000 on 11-1-13, collateralized by $710,000 U.S. Treasury Notes, 0.625% due 8-31-17 (valued at
$702,900, including interest)		$689,000	689,000

Total investments (Cost $105,045,405)† 98.6%			$118,084,053

Other assets and liabilities, net 1.4%			$1,641,749

Total net assets 100.0%			$119,725,802

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

10	Tax-Advantaged Global Shareholder Yield Fund | Annual report	See notes to financial statements

Notes to Schedule of Investments

ADR American Depositary Receipts

(C) A portion of this security is segregated as collateral for options. Total collateral value of 10-31-13 was $35,278,255.

(Y) The rate shown is the annualized seven-day yield as of 10-31-13.

† At 10-31-13, the aggregate cost of investment securities for federal income tax purposes was $105,734,370. Net unrealized appreciation aggregated $12,349,683, of which $12,694,587 related to appreciated investment securities and $344,904 related to depreciated investment securities.

The fund had the following sector composition as a percentage of net assets on 10-31-13:

Consumer Staples	16.4%
Utilities	16.2%
Industrials	12.6%
Telecommunication Services	11.9%
Health Care	10.6%
Energy	8.3%
Financials	7.3%
Consumer Discretionary	5.7%
Information Technology	4.0%
Materials	3.6%
Short-Term Investments & Other	3.4%

Total	100.0%

See notes to financial statements	Annual report | Tax-Advantaged Global Shareholder Yield Fund	11

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $105,045,405)	$118,084,053
Cash	426
Receivable for investments sold	13,732,332
Dividends and interest receivable	490,762
Other receivables and prepaid expenses	135,703

Total assets	132,443,276

Liabilities

Payable for investments purchased	11,790,305
Written options, at value (Premiums received $762,841)	798,075
Payable to affiliates
Accounting and legal services fees	3,416
Trustees’ fees	8,355
Other liabilities and accrued expenses	117,323

Total liabilities	12,717,474

Net assets	$119,725,802

Net assets consist of

Paid-in capital	$142,091,340
Undistributed net investment income	12,667
Accumulated net realized gain (loss) on investments, written options and
foreign currency transactions	(35,402,009)
Net unrealized appreciation (depreciation) on investments, written options
and translation of assets and liabilities in foreign currencies	13,023,804

Net assets	$119,725,802

Net asset value per share

Based on 9,774,773 shares of beneficial interest outstanding — unlimited
number of shares authorized with $0.01 par value	$12.25

12	Tax-Advantaged Global Shareholder Yield Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-13

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$7,071,968
Less foreign taxes withheld	(325,877)

Total investment income	6,746,091

Expenses

Investment management fees	1,145,359
Accounting and legal services fees	20,922
Transfer agent fees	23,515
Trustees’ fees	39,611
Printing and postage	48,643
Professional fees	133,276
Custodian fees	69,229
Stock exchange listing fees	30,291
Other	61,737

Total expenses	1,572,583

Net investment income	5,173,508

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	8,000,503
Written options	(5,165,108)
Foreign currency transactions	17,962
2,853,357
Change in net unrealized appreciation (depreciation) of
Investments	8,176,198
Written options	(202,747)
Translation of assets and liabilities in foreign currencies	11,658
7,985,109
Net realized and unrealized gain	10,838,466

Increase in net assets from operations	$16,011,974

See notes to financial statements	Annual report | Tax-Advantaged Global Shareholder Yield Fund	13

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	10-31-13	10-31-12

Increase (decrease) in net assets

From operations
Net investment income	$5,173,508	$5,394,880
Net realized gain	2,853,357	2,525,806
Change in net unrealized appreciation (depreciation)	7,985,109	1,718,007

Increase in net assets resulting from operations	16,011,974	9,638,693

Distributions to shareholders
From net investment income	(7,579,874)	(7,083,927)
From tax return of capital	(4,761,490)	(5,050,914)

Total distributions	(12,341,364)	(12,134,841)

From Fund share transactions
Issued in shelf offering	3,209,720	—
Issued pursuant to Dividend Reinvestment Plan	220,893	354,718

Total from Fund share transactions	3,430,613	354,718

Total increase (decrease)	7,101,223	(2,141,430)

Net assets

Beginning of year	112,624,579	114,766,009

End of year	$119,725,802	$112,624,579

Undistributed (accumulated distributions in excess of)
net investment income	$12,667	($4,586)

Shares outstanding
Beginning of year	9,496,556	9,467,556
Issued in shelf offering	259,460	—
Issued pursuant to Dividend Reinvestment Plan	18,757	29,000
End of year	9,774,773	9,496,556

14	Tax-Advantaged Global Shareholder Yield Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	10-31-13	10-31-12	10-31-11	10-31-10	10-31-09

Per share operating performance

Net asset value, beginning of period	$11.86	$12.12	$12.98	$12.53	$12.92
Net investment income[1]	0.54	0.57	0.64	0.64	0.72
Net realized and unrealized gain (loss)
on investments	1.12	0.45	(0.06)	1.25	0.42
Total from investment operations	1.66	1.02	0.58	1.89	1.14
Less distributions to common shareholders
From net investment income	(0.79)	(0.75)	(0.72)	(0.62)	(0.70)
From tax return of capital	(0.49)	(0.53)	(0.72)	(0.82)	(0.83)
Total distributions	(1.28)	(1.28)	(1.44)	(1.44)	(1.53)
Anti-dilutive impact of shelf offering	0.01	—	—	—	—
Anti-dilutive impact of repurchase plan	—	—	—	—	—[2,3]
Offering costs related to common shares	—	—	—	—	—[2]
Net asset value, end of period	$12.25	$11.86	$12.12	$12.98	$12.53
Per share market value, end of period	$12.64	$12.37	$12.39	$13.66	$11.33
Total return at net asset value (%)[4]	15.01	8.49	4.62	16.33	11.05
Total return at market value (%)[4]	13.78	10.69	1.63	35.39	17.94

Ratios and supplemental data

Net assets applicable to common shares, end of
period (in millions)	$120	$113	$115	$122	$117
Ratios (as a percentage of average net assets):
Expenses	1.37	1.27	1.28	1.25	1.29
Net investment income	4.52	4.76	5.12	5.15	6.01
Portfolio turnover (%)	126	98	95	96	126

1 Based on the average daily shares outstanding.
2 Less than $0.005 per share.
3 The repurchase plan was completed at an average repurchase price of $11.09 for 17,400 shares. The redemption for the year ended 10-31-09 was $192,900 and had a less than $0.005 NAV impact.
4 Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend, capital gain and tax return of capital distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund’s shares traded during the period.

See notes to financial statements	Annual report | Tax-Advantaged Global Shareholder Yield Fund	15

Notes to financial statements

Note 1 — Organization

John Hancock Tax-Advantaged Global Shareholder Yield Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

In 2012, the fund filed a registration statement with the Securities and Exchange Commission, registering an additional 1,200,000 common shares through an equity shelf offering program. Under this program, the fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the fund’s net asset value per common share.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last quoted bid or evaluated price. Investments by the fund in investment companies are valued at their respective net asset values each business day. Options listed on an exchange are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter (OTC) market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of foreign securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The fund may use a fair valuation model to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges and the close of the NYSE.

16	Tax-Advantaged Global Shareholder Yield Fund | Annual report

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of October 31, 2013, by major security category or type:

				LEVEL 3
	TOTAL MARKET		LEVEL 2	SIGNIFICANT
	VALUE AT	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	10-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Australia	$5,412,437	—	$5,412,437	—
Canada	2,874,909	$2,874,909	—	—
France	12,938,174	—	12,938,174	—
Germany	7,769,006	—	7,769,006	—
Italy	2,117,942	—	2,117,942	—
Netherlands	3,431,657	3,431,657	—	—
Norway	593,704	—	593,704	—
Philippines	151,484	151,484	—	—
Switzerland	4,133,967	—	4,133,967	—
United Kingdom	24,294,225	2,798,193	21,496,032	—
United States	50,945,797	50,945,797	—	—
Preferred Securities
United States	959,596	959,596	—	—
Short-Term Investments	2,461,155	1,772,155	689,000	—

Total Investments in
Securities	$118,084,053	$62,933,791	$55,150,262	—
Other Financial
Instruments:
Written Options	($798,075)	($798,075)	—	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to

Annual report | Tax-Advantaged Global Shareholder Yield Fund	17

pay back claims resulting from close-out of the transactions. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized

18	Tax-Advantaged Global Shareholder Yield Fund | Annual report

prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2013, the fund has a capital loss carryforward of $34,785,386 available to offset future net realized capital gains. The loss carryforward expires as follows: October 31, 2017 — $32,045,535 and October 31, 2018 — $2,739,851.

As of October 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2013 and 2012 was as follows:

	OCTOBER 31, 2013	OCTOBER 31, 2012

Ordinary Income	$7,579,874	$7,083,927
Tax Return of Capital	$4,761,490	$5,050,914
Total	$12,341,364	$12,134,841

As of October 31, 2013, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, characterization of distributions.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund’s investments.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	19

Options. There are two types of options, put options and call options. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all over-the-counter derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund’s investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended October 31, 2013, the fund wrote option contracts to hedge against changes in securities markets and to generate potential income. The following tables summarize the fund’s written options activities during the year ended October 31, 2013 and the contracts held at October 31, 2013.

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED

Outstanding, beginning of period	340	$218,700
Options written	7,150	12,022,380
Options expired	(1,740)	(1,491,299)
Options closed	(5,365)	(9,986,940)
Outstanding, end of period	385	$762,841

	EXERCISE	EXPIRATION	NUMBER OF
OPTIONS	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

Calls
S+P 500 Index	$1,720	Nov-13	100	$281,456	($450,000)
S+P 500 Index	1,800	Nov-13	90	27,627	(29,250)
Russell 2000 Index	1,100	Nov-13	195	453,758	(318,825)
Total			385	$762,841	($798,075)

20	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2013 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Written options, at value	Written options	—	($798,075)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2013:

	STATEMENT OF OPERATIONS
RISK	LOCATION	WRITTEN OPTIONS

Equity contracts	Net realized gain (loss)	($5,165,108)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2013:

	STATEMENT OF OPERATIONS
RISK	LOCATION	WRITTEN OPTIONS

Equity contracts	Change in unrealized	($202,747)
	appreciation (depreciation)

Note 4 — Guarantees and indemnifications

Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor serves as distributor for the common shares offered through the equity shelf offering. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment advisory agreement with the Advisor under which the fund pays a daily management fee to the Advisor equal to 1.00% annually of the fund’s average daily gross assets. Under the advisory agreement, gross assets of the fund means total assets of the fund (including any form of investment leverage) minus the sum of accrued expenses incurred in the normal course of operations. The Advisor has subadvisory agreements with Epoch Investment Partners, Inc. (Epoch) and Analytic Investors, LLC (Analytic). On March 22, 2013, shareholders of the fund approved a new subadvisory agreement for the fund between the Advisor and Analytic, which manages the options strategy for the fund. This was necessary as a result of a change in ownership of Analytic. In addition, on June 27, 2013, shareholders of the fund approved a new subadvisory agreement for the fund between the Advisor and Epoch, which manages the fund’s portfolio investments, other than the options strategy. This was necessary as a result of an acquisition

Annual report | Tax-Advantaged Global Shareholder Yield Fund	21

by the Toronto-Dominion Bank of Epoch’s parent company. The fund is not responsible for payment of the subadvisory fees.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2013 amounted to an annual rate of 0.02% of the fund’s average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Under the John Hancock Group of funds Deferred Compensation Plan (the Plan), which was terminated in November 2012, certain Trustees could have elected, for tax purposes, to defer receipt of this compensation. Any deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities. Plan assets will be liquidated in accordance with the Plan documents.

Distributor. The fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1% of the gross proceeds of the sale of common shares, a portion of which is allocated to the selling dealers. During the year ended October 31, 2013, compensation to the Distributor was $32,758. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The fund is not responsible for payment of commissions to the sub-placement agent.

Note 6 — Fund share transactions

Transactions in common shares for the years ended October 31, 2013 and 2012 are presented on the Statement of changes in net assets. Proceeds received in connection with the shelf offering are net of commissions and offering costs. Total offering costs of $153,573 have been prepaid by the fund. These costs are deducted from proceeds as shares are issued. To date, $33,211 has been deducted from proceeds of shares issued and the remaining $120,362 is included in Other receivables and prepaid expenses on the Statement of assets and liabilities.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities amounted to $139,260,293 and $147,032,962, respectively, for the year ended October 31, 2013.

22	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
John Hancock Tax-Advantaged Global Shareholder Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2013

Annual report | Tax-Advantaged Global Shareholder Yield Fund	23

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2013.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $4,019,395. The fund intends to pass through foreign tax credits of $318,644.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

24	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Additional information

Unaudited

Investment objective and policy

The fund is a diversified, closed-end management investment company, common shares of which were initially offered to the public in 2007. The fund’s investment objective is to provide total return consisting of a high level of current income and gains and long term capital appreciation. In pursuing its investment objective of total return, the fund will seek to emphasize high current income. The fund will seek to achieve favorable after-tax returns for its shareholders by seeking to minimize the U.S. federal income tax consequences on income and gains generated by the fund. Under normal market conditions, the fund will invest at least 80% of its total assets in a diversified portfolio of dividend-paying securities of issuers located throughout the world. The fund also intends to write (sell) call options on a variety of both U.S. and non-U.S. broad-based indices.

Bylaws

Effective September 27, 2013, the Board of Trustees of the fund amended and restated in its entirety the Bylaws of the fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws include, among other changes, provisions that: (i) require a shareholder to give written advance notice and other information to the fund of the shareholder’s nominees for Trustees and proposals for other business to be considered at shareholders’ meetings; (ii) require any such notice by a shareholder to be accompanied by certain information as provided in the Bylaws; (iii) prohibit shareholders from nominating Trustees or proposing other business at a special meeting of shareholders or, except in limited circumstances set forth in the Bylaws and Declaration of Trust, from acting by written consent or requiring that the fund call a special meeting of shareholders; and (iv) reserve to the Trustees the exclusive power to adopt, alter, amend or repeal any provision of the Bylaws or to make new Bylaws, except where the Declaration of Trust, Bylaws or applicable law would additionally require a shareholder vote to effect such adoption, alteration, amendment or repeal. The foregoing description of the Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws effective as of September 27, 2013, which are available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

Dividends and distributions

During the year ended October 31, 2013, distributions from net investment income totaling $0.7886 per share and tax return of capital of $0.4914 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

PAYMENT	DISTRIBUTIONS

December 31, 2012	$0.3200
March 28, 2013	0.3200
June 28, 2013	0.3200
September 30, 2013	0.3200
Total	$1.2800

Dividend reinvestment plan

The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011 and holds at least one full share of the fund will be automatically enrolled

Annual report | Tax-Advantaged Global Shareholder Yield Fund	25

in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

26	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective July 1, 2013, the Plan was revised to reflect an updated definition of the market price. Under the revised Plan, “market price” is defined as “the last sale price for the fund’s shares in the market on that date as of the close of regular trading on the New York Stock Exchange (NYSE), or, if there is no sale in the market on that date or sale prices are not available, then the mean between the closing bid and asked quotations for such shares on such date.” This definition replaced the previous definition, stating that “market price” is “the last sale price for the fund’s shares on the New York Stock Exchange (NYSE) on that date, or, if there is no sale on the NYSE on that date, then the mean between the closing bid and asked quotations for such shares on the NYSE on such date.” In addition, effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund’s administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 43006
Providence, Ri 02940-3006
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	27

Shareholder meetings

Special Meeting of Shareholders

The Fund held a Special Meeting of Shareholders on June 27, 2013. The following proposal was considered by the shareholders:

Proposal: To approve a new subadvisory agreement for John Hancock Tax-Advantaged Global Shareholder Yield Fund between John Hancock Advisers, LLC and Epoch Investment Partners, Inc. (the Agreement).

Shareholders of the fund approved the Agreement and the votes cast with respect to this proposal are set forth below:

FOR	AGAINST	ABSTAIN

5,171,086.000	97,266.000	161,674.000

28	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreements (the Subadvisory Agreements) with each of Epoch Investment Partners, Inc. (Epoch) and Analytic Investors, LLC (Analytic and collectively with Epoch, the Subadvisors). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16–17, 2013, the Board, including the Trustees who are not considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreements between the Advisor and the Subadvisors with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to the fund, the Advisor, and each Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data; performance information for an applicable benchmark index; and other matters such as the prices at which the fund’s shares have traded and, with respect to each Subadvisor, comparative performance information for comparably managed accounts; and other information provided by the Advisor and the Subadvisors regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisors with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board’s conclusions may be

Annual report | Tax-Advantaged Global Shareholder Yield Fund	29

based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisors, and is also responsible for monitoring and reviewing the activities of the Subadvisors and other third-party service providers.

The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties through Board meetings, discussions, and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationships, the Advisor’s oversight and monitoring of each Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective; review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

30	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of an applicable benchmark index;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data. Such report included the fund’s ranking within a smaller group of peer funds and the fund’s ranking within a broader group of funds;

(d) took into account the Advisor’s analysis of the fund’s performance; and

(e) considered the fund’s share performance and premium/discount information.

The Board noted that, based on its net asset value, the fund underperformed the benchmark index and peer group average for the one-year period and outperformed the benchmark index and peer group average for the three- and five-year periods ended December 31, 2012.

The Board noted the fund’s favorable performance relative to the benchmark index and peer group for the three- and five-year periods. The Board took into account management’s discussion of the factors that contributed to the fund’s performance, noting the differences between the investment strategies of the fund and those of the peer group and the impact of market conditions on the fund’s investment strategies relative to the peer group.

The Board concluded that the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, the fund’s contractual and net management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees for the fund are higher than the peer group median. The Board also noted that total expenses for the fund are equal to the peer group median.

The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees. The Board also noted that the Advisor pays the subadvisory fees and that such fees are negotiated at arm’s length. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisors’ services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	31

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the fund, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(f) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(g) noted that the subadvisory fees for the fund are paid by the Advisor and are negotiated at arm’s length with the Subadvisors; and

(h) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. The Board considered whether there should be changes in the management fee rate or structure in order to enable the fund to participate in any economies of scale, noting that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisors. The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock fund complex. The Board also considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board noted that although the fund does not have breakpoints in its contractual management fee schedule, the fund’s total expenses are equal to the peer group median. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

(1) information relating to each Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and

(3) Information relating to the nature and scope of any material relationships and their significance to the fund’s Advisor and Subadvisors.

32	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Nature, extent, and quality of services. With respect to the services provided by each Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed each Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, each Subadvisor’s compliance program and any disciplinary history. The Board also considered each Subadvisor’s risk assessment and monitoring process. The Board reviewed each Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisors and their operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisors and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisors and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadvisor.

The Board considered each Subadvisor’s investment process and philosophy. The Board took into account that Epoch’s responsibilities with respect to the fund’s portfolio investments (other than the fund’s option strategy) include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In addition, the Board took into account that Analytic’s responsibilities include formulating and implementing the option strategy for the fund that is consistent with the fund’s investment objective and policies as they relate to the options strategy. The Board also received information with respect to brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by each Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreements are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreements with the Subadvisors and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by each Subadvisor from its relationship with the fund were not a material factor in the Board’s consideration of the Subadvisory Agreements.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisors) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts, and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements.

In addition, the Board considered other potential indirect benefits that the Subadvisors and their affiliates may receive from the Subadvisors’ relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	33

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisors. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisors with respect to the fund to fees charged by the Subadvisors to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisors. The Board was mindful of the Advisor’s focus on the Subadvisors’ performance. The Board also noted each Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreements was based on a number of determinations, including the following:

(1) Each Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the fund has been in line with or outperformed the historical performance of comparable funds and the benchmark index and the fund’s overall performance is satisfactory; and

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreements would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements for an additional one-year period.

34	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates,[2] Born: 1946	2012	233

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).
Trustee and Chairperson of the Board, John Hancock retail funds[4] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2,3] Born: 1941	2012	233

Director, Island Commuter Corp. (marine transport).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	233

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2007	233

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).
Trustee, John Hancock retail funds[4] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Annual report | Tax-Advantaged Global Shareholder Yield Fund	35

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey,[2] Born: 1946	2012	233

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2,3] Born: 1947	2012	233

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	233

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds[4] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	233

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2007	233

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).
Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[4]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds[4], John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

36	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2008	233

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds[4] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees[5]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle,[2] Born: 1959	2012	233

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010).
Trustee, John Hancock retail funds[4] (since 2012 and 2005–2010); Trustee, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	233

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).
Trustee, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock Funds
II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	233

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).
Trustee, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

Annual report | Tax-Advantaged Global Shareholder Yield Fund	37

Principal officers who are not Trustees

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC, and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010); President (since 2012) and former Trustee (2010–2012), John Hancock retail funds,[4] President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971	2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock Funds
II (since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,[4]
John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2007); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[4] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions).

38	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[4] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Mr. Bromley, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2016; Mr. Bardelis, Mr. Burgess, Mr. Hoffman, and Mr. Thomson serve as Trustees for a term expiring in 2015; and Mr. Boyle, Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2014.
2 Became a Trustee of the fund effective December 1, 2012.
3 Member of the Audit Committee.
4 “John Hancock retail funds” comprises John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.
5 The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	39

More information

Trustees	Officers	Investment advisor
James M. Oates,	Hugh McHaffie	John Hancock Advisers, LLC
Chairperson	President
Steven R. Pruchansky,		Subadvisors
Vice Chairperson	Andrew G. Arnott	Epoch Investment Partners, Inc.
Charles L. Bardelis*	Executive Vice President	Analytic Investors, LLC
James R. Boyle†
Craig Bromley†	Thomas M. Kinzler	Custodian
Peter S. Burgess*	Secretary and Chief Legal Officer	State Street Bank and
William H. Cunningham		Trust Company
Grace K. Fey	Francis V. Knox, Jr.
Theron S. Hoffman*	Chief Compliance Officer	Transfer agent
Deborah C. Jackson		Computershare Shareowner
Hassell H. McClellan	Charles A. Rizzo	Services, LLC
Gregory A. Russo	Chief Financial Officer
Warren A. Thomson†	Treasurer	Legal counsel
K&L Gates LLP
*Member of the	Salvatore Schiavone
Audit Committee	Treasurer	Independent registered
†Non-Independent Trustee		public accounting firm
PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: HTY

For shareholder assistance refer to page 27

You can also contact us:
	800-852-0218	Regular mail:
	jhinvestments.com	Computershare
P.O. Box 43006
Providence, RI 02940-3006

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

40	Tax-Advantaged Global Shareholder Yield Fund | Annual report

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

800-852-0218
800-843-0090 EASI-Line
jhinvestments.com

P14A 10/13
MF164343	12/13

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2013, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $40,573 for the fiscal year ended October 31, 2013 and $37,398 for the fiscal year ended October 31, 2012. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

The aggregate fees billed for audit-related fees amounted to $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal year ended October 31, 2012 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,492 for the fiscal year ended October 31, 2013 and $3,492 for the fiscal year ended October 31, 2012. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

Other fees amounted to $214 for the fiscal year ended October 31, 2013 and $419 for the fiscal year ended October 31, 2012 billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2013, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $4,602,575 for the fiscal year ended October 31, 2013 and $3,659,845 for the fiscal year ended October 31, 2012.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Analytic portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the Analytic portfolio managers who share joint responsibility for the implementation and execution of the Fund’s options strategy. It provides a brief summary of their business careers over the past five years. Information is provided as of December 1, 2013.

Harindra de Silva, Ph. D., CFA
President and Portfolio Manager, Analytic Investors, LLC since 1995
Began business career in 1984
Joined Fund team in 2007

Gregory M. McMurran
Chief Investment Officer and Portfolio Manager, Analytic Investors, LLC since 1976
Began business career in 1976
Joined Fund team in 2007

Dennis Bein, CFA
Chief Investment Officer and Portfolio Manager, Analytic Investors, LLC since 1995
Began business career in 1990
Joined Fund team in 2007

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2013. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts

	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million

Harindra	7	$2,489.6	19	$1,707.4	24	$4,195.6
de Silva	(0)	($0)	(1)	($146.7)	(2)	($467.5)

Gregory	2	$212.9	3	$61.0	1	$124.4
McMurran	(0)	($0)	(0)	($0)	(0)	($0)

Dennis	6	$2,340.2	17	$1,676.5	24	$4,071.7
Bein	(0)	($0)	(1)	($146.7)	(2)	($467.5)

Note: ( ) represent the number and value of accounts, within the total accounts that are subject to a performance-based advisory fee.

Conflicts of Interest. Conflicts of interest may arise because the Fund’s portfolio managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

• Limited Resources. The portfolio managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the portfolio managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the portfolio managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

• Limited Investment Opportunities. Other clients of either Subadviser may have investment objectives and policies similar to those of the Fund. Either Subadviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Subadviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of a Subadviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

• Different Investment Strategies. The accounts managed by the portfolio managers have differing investment strategies. If the portfolio managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the portfolio managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

• Variation in Compensation. A conflict of interest may arise where a Subadviser is compensated differently by the accounts that are managed by the portfolio managers. If certain accounts pay higher management fees or performance-based incentive fees, the portfolio managers might be motivated to prefer certain accounts over others. The portfolio managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the portfolio managers’ performance record or to otherwise benefit the portfolio managers.

• Selection of Brokers. The portfolio managers select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the portfolio managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The portfolio managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the portfolio managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation of Portfolio Managers. Our compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team;

and an individual’s contribution to the team, based on goals established during the performance period and no specific benchmark is used to measure performance. Compensation based on investment strategy performance is not tied to individual account performance, but rather, each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year. Analytic has granted equity interests to each employee of the firm. These equity interests entitle the employee to a certain share of Analytic’s net operating income (which is net of compensation expenses, including variable compensation) at year end. No single individual can hold more than 20% of the equity interests issued by Analytic and, in the aggregate, 60% of the equity interests issued will be held by investment team personnel.

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2032 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Range of
Beneficial
Portfolio Manager	Ownership

Harindra de Silva, PH. D., CFA	None

Gregory M McMurran	None

Dennis Bein, CFA	None

Information about the EPOCH portfolio managers
Management Biographies

Below is a list of the Epoch portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of December 1, 2013.

William W. Priest
Founder, Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager,
Epoch Investment Partners, Inc. since 2004
Co-managing partner and portfolio manager
Began business career in 1965
Joined Fund team in 2007

Bill is Chief Executive Officer and Co-Chief Investment Officer of Epoch Investment Partners. He is a portfolio manager for Epoch’s global equity investment strategies and leads the Investment Policy Group, a forum for analyzing broader secular and cyclical trends that Epoch believes will influence investment opportunities. Prior to co-founding Epoch in 2004 with David Pearl, Tim Taussig and Phil Clark, Bill was a Co-Managing Partner and portfolio manager at Steinberg Priest & Sloane Capital Management, LLC for three years. Before joining Steinberg Priest, he was a member of the Global Executive Committee of Credit Suisse Asset Management (CSAM), Chairman and Chief Executive Officer of Credit Suisse Asset Management Americas and CEO and portfolio manager of its predecessor firm BEA Associates, which he co-founded in 1972. During his 30 year tenure at BEA and CSAM, he developed the firm into a well-recognized investment manager with over $100 billion under management. Bill is the author of several published articles and papers on investing and finance, including the books, The Financial Reality of Pension Funding Under ERISA and the more recent, Free Cash Flow and Shareholder Yield: New Priorities for the Global Investor which details the underpinnings of our investment approach, published by John Wiley & Sons. He holds the Chartered Financial Analyst designation, is a former CPA and a graduate of Duke University and the University of Pennsylvania Wharton Graduate School of Business. He is a Director of Globe Wireless, InfraRedX and a member of the Council on Foreign Relations.

Eric Sappenfield
Managing Director, Portfolio Manager and Senior Analyst,
Epoch Investment Partners, Inc. since 2006
Began business career in 1985
Joined Fund team in 2007

Eric is a portfolio manager for Epoch’s Global and U.S. Equity Shareholder Yield strategies. Prior to joining Epoch in 2006, he was a research analyst at Spear Leeds & Kellogg where he was responsible for credit/risk assessment. Previously, he was a senior analyst at Steinberg Priest & Sloane Capital Management, LLC focusing on high yield bonds and equities of leveraged companies. Eric’s additional experience includes senior analytical roles at The Carlyle Group, Travelers, and Bankers Trust. Eric holds a BA degree from Stanford University and an MBA from UCLA Anderson School of Management.

Michael A. Welhoelter
Managing Director, Portfolio Manager and Head of Quantitative Research and Risk Management,

Epoch Investment Partners, Inc. since 2005
Began business career in 1986
Joined Fund team in 2007

Mike is Epoch’s Chief Risk Officer and heads Epoch’s Quantitative Research and Risk Management team. He is also a portfolio manager on all of Epoch’s strategies. He is responsible for integrating risk management into the investment process. Prior to joining Epoch in 2005, he was a Director and portfolio manager in the Quantitative Strategies Group at Columbia Management Group, Inc. In this role, he managed over $5 billion in mutual funds and separately managed portfolios. Prior to joining Columbia Management Group, he was at Credit Suisse Asset Management Group (“CSAM”), where he was a portfolio manager in the Structured Equity group, overseeing long/short market neutral and large cap core products. Before joining CSAM, he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management. Mike holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts, the Society of Quantitative Analysts and holds the Chartered Financial Analyst designation.

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2013. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO
NAME	MANAGER

William W. Priest	Other Registered Investment Companies: Seventeen (17)
funds with total assets of approximately $8.3 billion.

Other Pooled Investment Vehicles: Forty-two (42) accounts
with total assets of approximately $9.8 billion.

Other Accounts: One-hundred fifty-seven (157) accounts
with total assets of approximately $15.1 billion.

Eric Sappenfield	Other Registered Investment Companies: Nine (9) funds
with total assets of approximately $7.2 billion.

Other Pooled Investment Vehicles: Fourteen (14) accounts
with total assets of approximately $3.2 billion.

Other Accounts: Twenty (20) accounts with total assets of
approximately $4.9 billion.

Michael A. Welhoelter	Other Registered Investment Companies: Twenty-one (21)
funds with total assets of approximately $9.4 billion.

Other Pooled Investment Vehicles: Forty-eight (48)

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO
NAME	MANAGER

accounts with total assets of approximately $11.6 billion.

Other Accounts: One-hundred sixty-two (162) accounts with
total assets of approximately $15.4 billion.

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above except for the following: With respect to other accounts managed by Messrs. Priest and Welhoelter, the Subadviser receives performance-based fees with respect to eighteen Other Accounts with total assets of approximately $3.0 billion and two Other Pooled Investment Vehicle with total assets of approximately $200 million. With respect to other accounts managed by Mr. Sappenfield, the Subadviser receives performance-based fees with respect to two Other Accounts with total assets of approximately $800 million.

Conflicts of Interest. Epoch’s sole line of business is investment management. We do not believe we have any significant conflicts of interest in the management of client’s portfolios other than those conflicts of interest that are customary in asset management. For example, as an asset manager to multiple accounts, Epoch faces conflicts of interest related to the allocation of securities, the sequencing of transactions, fee arrangements, the use of brokerage activity to acquire research or brokerage services, and proxy voting. Epoch faces other conflicts of interest related to the personal trading activities of its employees as well as the corporate investment activities of Epoch itself.

Epoch has developed specific policies and procedures to disclose and mitigate these potential conflicts of interest. For example, Epoch’s Code of Ethics contains, among other things, policies and procedures that address the potential conflicts of interest that exist when Epoch employees purchase or sell for their personal accounts. These potential conflicts are discussed in more detail in our Form ADV Part II which is available on our website and upon request.

As a result of the merger between Epoch and TD Bank, Epoch gained a number of TD affiliates, some of which may be perceived as presenting a potential conflict of interest. We expect to avoid any potential conflicts by not conducting business with these entities.

Compensation of Portfolio Managers. Epoch seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate all employees. Epoch employees receive a base salary and an annual bonus. For senior employees, a portion of the bonus is deferred and vests over time. Employee compensation is reviewed annually and determined by the Firm’s Operating Committee. The level of compensation for each employee is based on a number of factors including individual performance, the performance of Epoch and marketplace compensation data.

Investment professionals are compensated based on the performance of their strategy, their contribution to that performance, the overall performance of the Firm and their contribution to the betterment of the Firm through corporate citizenship.

Management reviews product performance, including risk-adjusted returns over one-, three-and five-year periods in assessing an investment professional’s performance and compensation. Each portfolio manager and analyst’s security selection and weighting recommendations are reviewed on an annual basis.

It is expected that a portion of deferred compensation payable to senior employees in conjunction with 2013 year-end will be invested into Epoch managed vehicles and a portion will awarded in the form of TD RSU’s, both of which will be subject to a 3-year vesting schedule.

Fund	Benchmark Index for Incentive Period

Tax-Advantaged Global	MSCI World (Net) Index
Shareholder Yield Fund

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2013 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Range of
Beneficial
Portfolio Manager	Ownership

William W. Priest	$100,001-$500,000

Eric Sappenfield	None

Michael A. Welhoelter	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Revisions to the Governance Committee Charter are as follows.

Effective September 27, 2013, the Board of Trustees of the fund amended and restated in its entirety the By--laws of the fund (the  “Amended  and  Restated  By--laws”). The Amended and Restated By--laws include, among other changes, provisions that: (i) require a shareholder to give written advance notice and other information to the fund of the shareholder’s nominees for Trustees and proposals for other business to be considered at shareholders’ meetings; (ii) require any such notice by a shareholder  to be accompanied by certain information as provided in the By--laws; (iii) prohibit shareholders from nominating Trustees or proposing other business at a special meeting of shareholders or, except in limited circumstances set forth in the By--laws and Declaration of Trust, from acting by written consent or requiring that the fund call a special meeting of shareholders; and (iv) reserve to the Trustees the exclusive power to adopt, alter, amend or repeal any provision of the By--laws or to make new By--laws, except where the Declaration of Trust, By--laws or applicable law would additionally require a shareholder vote to effect such adoption, alteration, amendment or repeal. The foregoing description of the By--laws is qualified in its entirety by the full text of the Amended and Restated By--laws effective as of September 27, 2013, which are available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter.”

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Global Shareholder Yield Fund

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	December 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
-------------------------------
Hugh McHaffie
President

Date:	December 20, 2013

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	December 20, 2013